EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Jerry Swinford, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Coil Tubing Technology Holdings, Inc. on Form 10-K for the fiscal year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Coil Tubing Technology Holdings, Inc.

Date:  April 23, 2009

By: /s/ Jerry Swinford
Jerry Swinford
Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Accounting Officer)